                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): JULY 27, 1999
                                                           -------------


                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                   0-23150                       04-2987600
-------------                   -------                       ----------
(State or other             (Commission                     (IRS Employer
jurisdiction of             File Number)                   Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
-----------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
                                                    --------------



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ITEM 5.   OTHER EVENTS.

         On July 27, 1999, the Registrant publicly disseminated a press release announcing its proposed offering of one million shares of common stock in an underwritten offering led by SoundView Technology Group. The shares were included in a shelf registration statement filed with the Securities and Exchange Commission on July 8, 1999 and declared effective on July 26, 1999.

         The Registrant intends to use the net proceeds raised from the offering of the shares to fund research and development, capital expenditures, working capital and for other general corporate purposes.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.


Exhibit
Number        Description
------        -----------

  99.1        The Registrant's Press Release dated July 27, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IBIS TECHNOLOGY CORPORATION
                                  ---------------------------
                                           (Registrant)



Date: July 27, 1999               By: /s/ Debra L. Nelson
                                      -------------------------------------
                                           Debra L. Nelson, Chief Financial
                                           Officer


                                       3
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                                  EXHIBIT INDEX


Exhibit                                                       Sequential
Number                 Description                            Page Number
------                 -----------                            -----------

99.1                   The Registrant's Press Release             5
                       dated July 27, 1999










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